EXHIBIT I

                             JOINT FILING AGREEMENT

         The undersigned agree that the Schedule 13G to which this statement is attached as an exhibit is filed on behalf of each of the undersigned pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended.


Dated:  September 10, 1999


                                     /s/ Malcolm Healey
                                    --------------------------------------------
                                         Malcolm Healey


                                    WINDSOR TRUST


                                    By: /s/ James A. Rutledge
                                       -----------------------------------------
                                              James A. Rutledge, Trustee


                                    CABINETS TODAY, INC.


                                    By: /s/ Malcolm Healey
                                       -----------------------------------------

                                    Title:  President
                                          --------------------------------------


                                    BUCKINGHAM LIMITED PARTNERSHIP
                                    by Cabinets Today, Inc., its general partner

                                    By: /s/ Malcolm Healey
                                       -----------------------------------------

                                    Title:  President
                                          --------------------------------------


                                    THE BEVERLEY SETTLEMENT*


                                    By: /s/ J. Norman A. Wylie
                                       -----------------------------------------
                                             J. Norman A. Wylie
                                             President of The Bank of New York
                                             Trust Company (Cayman) Limited
                                             as Trustee






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